UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):         July 27, 2012

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109
(Address of principal executive offices)

Registrant’s telephone number, including area code	(415) 421-7900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) On July 27, 2012, Williams-Sonoma, Inc. (the “Company”) announced that Julie P. Whalen, Senior Vice President, Acting Chief Financial Officer, Corporate Controller and Treasurer, has been appointed Executive Vice President, Chief Financial Officer, Corporate Controller and Treasurer. Ms. Whalen will serve as the Company’s principal financial officer and principal accounting officer.

Ms. Whalen, age 41, has served as the Company’s Acting Chief Financial Officer since March 2012, as Treasurer since 2011, and as Senior Vice President, Corporate Controller since 2006. She also served as the Company’s Vice President, Corporate Controller from 2003 until 2006. Ms. Whalen began her career in public accounting with KPMG. She is a Certified Public Accountant and holds a law degree from Pepperdine University.

In connection with Ms. Whalen’s appointment as Chief Financial Officer, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved an increase in Ms. Whalen’s annual base salary to $550,000. The Committee also approved an increase in her annual bonus target under the Company’s 2001 Incentive Bonus Plan to 70% of her base salary for the remaining portion of the Company’s 2012 fiscal year, subject to the Company attaining positive net cash flow provided by operating activities (excluding any non-recurring charges) as provided on the Company’s consolidated statements of cash flows in the last two fiscal quarters of the Company’s 2012 fiscal year. In addition, the Committee awarded Ms. Whalen a special cash bonus of $100,000 in recognition of her service as the Company’s Acting Chief Financial Officer.

The Committee also approved a grant of restricted stock units (“RSUs”) effective as of July 30, 2012 for 42,750 shares of the Company’s common stock under the Company’s 2001 Long-Term Incentive Plan, 50% of which vest on July 30, 2014 and the remaining 50% of which vest on July 30, 2016. Vesting of the RSUs is subject to Ms. Whalen’s continued service and subject to the Company attaining positive net cash flow provided by operating activities (excluding any non-recurring charges) as provided on the Company’s consolidated statements of cash flows in the last two fiscal quarters of the Company’s 2012 fiscal year.

Item 9.01. Financial Statements and Exhibits

(d)	List of Exhibits:

99.1	Press Release dated July 27, 2012, titled Williams-Sonoma, Inc. Announces Appointment of Julie Whalen as Chief Financial Officer

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.
Date: July 27, 2012	By:	/s/ Julie P. Whalen Julie P. Whalen Executive Vice President, Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated July 27, 2012, titled Williams-Sonoma, Inc. Announces Appointment of Julie Whalen as Chief Financial Officer

4